MULTIPLE CLASS OF SHARES PLAN
                                       FOR
                                    ARK FUNDS
                               DATED JUNE 22, 1995
                   AMENDED AND RESTATED DECEMBER 10, 1999 AND
                               SEPTEMBER 27, 2002

     This Multiple Class Plan (the "Plan"), when effective in accordance with its provisions, Shall be the written plan contemplated by rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), for the investment portfolios (each a "Portfolio") of ARK Funds, a Massachusetts business trust (the "fund").

1. CLASSES OFFERED. Each Portfolio may offer up to eight classes of its shares: Class A, Class B, Class C, Institutional Class, Institutional II Class, Corporate Class, and Corporate III Class (each, a "Class).

2. DISTRIBUTION AND SHAREHOLDER SERVICE FEES. Distribution fees shall be calculated and paid in accordance with the terms of the then-effective plan pursuant to Rule 12b under the 1940 Act for the applicable Class. Shareholder services fees shall be calculated and paid in accordance with the terms of the then-effective shareholder servicing plan for the applicable Class. Distribution and shareholder service fees currently authorized are as set forth in Exhibit I to this plan.

3.       EXCHANGE PRIVILEGES.

     CLASS A: Class A shares of a portfolio may be exchanged for Class A shares of another Portfolio. An exchange between Class A and another Class of any Portfolio generally is not permitted in the event a Class A shareholder becomes eligible to purchase such other Class.

     CLASS B: Class B shares of a portfolio may be exchanged for Class B shares of another Portfolio. An exchange between Class B and another Class of any Portfolio generally is not permitted; provided, however, that exchanges will be permitted in the event a Class B shareholder becomes eligible to purchase such other class.

     CLASS C: Class C shares of a portfolio may be exchanged for Class C shares of another Portfolio. An exchange between Class C and another Class of any Portfolio generally is not permitted in the event a Class C shareholder becomes eligible to purchase such other Class.

     INSTITUTIONAL CLASS: Institutional Class shares of a Portfolio may be exchanged for Institutional Class shares of another Portfolio. An exchange between the Institutional Class and another Class of any Portfolio generally is not permitted; provided, however, that an exchange to Class A will occur automatically should an Institutional Class shareholder become eligible to purchase additional Institutional Class shares (except in the case of a Portfolio that does not have Class A, in which case, the institutional Class shares shall be redeemed). The Fund will provide thirty days notice of any such exchange.

     INSTITUTIONAL II CLASS: Institutional II Class shares of a Portfolio may be exchanged for Institutional II Class shares of another Portfolio. An exchange between the Institutional II Class and another Class of any Portfolio generally is not permitted; provided, however that exchanges between Classes will be permitted in the event an Institutional II Class shareholder becomes eligible to purchase additional Institutional Class shares; and provided further, that an exchange to Class A will occur automatically should an Institutional II Class shareholder become ineligible to purchase additional Institutional Class shares (except in the case of a Portfolio that does not have Class A, in which case, the institutional II Class shall be redeemed). The Fund will provide thirty days notice of such exchange.

     CORPORATE CLASS: Corporate Class shares of a Portfolio may be exchanged for Corporate Class shares of another Portfolio. An exchange between the Corporate Class and another Class of any Portfolio generally is not permitted; provided, however, that an exchange to Class A will occur automatically should a Corporate Class shareholder become ineligible to purchase additional Corporate Class shares (except in the case of a Portfolio that does not have Class A, in which case, the Corporate Class shares shall be redeemed). The Fund will provide thirty days notice of any such exchange.

     CORPORATE II CLASS: Corporate II Class shares of a Portfolio may be exchanged for Corporate II Class shares of another Portfolio. An exchange between the Corporate II Class and another Class of any Portfolio generally is not permitted; provided, however, that an exchanges to Classes will be permitted in the event a Corporate II Class shareholder becomes eligible to purchase additional Corporate Class shares; and provided further, that an exchange to Class A will occur automatically should a Corporate II Class shareholder become ineligible to purchase additional Corporate II Class shares (except in the case of a Portfolio that does not have Class A, in which case, the Corporate II Class shares shall be redeemed). The Fund will provide thirty days notice of any such exchange.

     CORPORATE III CLASS: Corporate III Class shares of a Portfolio may be exchanged for Corporate III Class shares of another Portfolio. An exchange between the Corporate III Class and another Class of any Portfolio generally is not permitted; provided, however, that an exchanges between Classes will be permitted in the event a Corporate III Class shareholder becomes eligible to purchase additional Corporate Class shares; and provided further, that an exchange to Class A will occur automatically should a Corporate III Class shareholder become ineligible to purchase additional Corporate III Class shares (except in the case of a Portfolio that does not have Class A, in which case, the Corporate III Class shares shall be redeemed). The Fund will provide thirty days notice of any such exchange.

     GENERAL: Exchanges will take place at NAV, without imposition of sales load (if any), fee or other charge. After an exchange, the exchanged shares will be subject to all fees applicable to the Class for which they were exchanged. If the shareholder does not meet the requirements for investing in a Class and declines to accept an automatic exchange, the Fund reserves the right to redeem the shares upon expiration of the thirty day notice period. The Fund may require shareholders to complete an application or other documentation in connection with an exchange.

4. EXPENSE ALLOCATIONS. Expenses shall be allocated under this Plan as follows:

     A. CLASS EXPENSES: The following expenses may be allocated exclusively to the applicable specific Class of shares: (i) distribution and shareholder service fees and (ii) transfer agent fees.

     B. PORTFOLIO EXPENSES: Expenses not allocated to specific Classes as specified above shall be charged to the Portfolio and allocated daily to each Class on the basis of the net asset value of that Class in relation to the net asset value of the Portfolio.

5. VOTING RIGHTS. Each Class of shares governed by this Plan (i) shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; and (ii) shall have separate voting rights on any matter submitted to shareholders in which the interests of one Class differ from the interests of any other Class.

6. EFFECTIVE DATE OF PLAN. This Plan shall become effective upon the first business day of the month following approval by a vote of at least a majority of the Trustees of the Fund, and a majority of the Trustees of the Fund who are not "interested persons" of the Fund, which vote shall have found that this Plan as proposed to be adopted, including the expense allocation, is in the best interests of each Class and Portfolio individually and of the Fund as a whole; or upon such other date as the Trustees shall determine. Any material amendment to this Plan shall become effective upon the first business day of the month following approval by a vote of at least a majority of the Trustees of the Fund, and a majority of the Trustees of the Fund who are not "interested persons" of the Fund, which vote shall have found that this Plan as proposed to be amended, including the expense allocation, is in the best interests of each Class and Portfolio individually and of the Fund as a whole; or upon such other date as the Trustees shall determine.

7.  SEVERABILITY.   If any  provision  of this  Plan  shall  be held or made
invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

8. LIMITATION OF LIABILITY. Consistent with the limitation of shareholder liability as set forth in the Fund's Declaration of Trust, any obligations assumed by any Portfolio or Class thereof, and any agreements related to this Plan, shall be limited in all cases to the relevant Portfolio and its assets, or Class and its assets, as the case may be, and shall not constitute obligations of any other Portfolio or Class. All persons having any claim against a Portfolio, or any Class thereof, arising in connection with this Plan, are expressly put on notice of such limitation, and agree that any such claim shall be limited in all cases to the relevant Portfolio and its assets, or Class and its assets, as the case may be, and such person shall not seek satisfaction of any such obligation from any other Portfolio or Class, or from the shareholders or any shareholder of the Fund, of any Class or Portfolio; nor shall such person seek satisfaction of any such obligation from the Trustees or any individual Trustee of the Fund.

                                                      - A3 -
                             EXHIBIT 1 TO MULTIPLE CLASS OF SHARES PLAN FOR ARK FUNDS

----------------------------------------------- -------------------- ------------------------------- ------------------------------
                                                                              DISTRIBUTION              SHAREHOLDER SERVICE FEE*
                   PORTFOLIO/CLASS                     SALES                      FEE*               (AS A % OF AVERAGE NET ASSETS)
                                                      CHARGE         (AS A % OF AVERAGE NET ASSETS)
----------------------------------------------- -------------------- ------------------------------- ------------------------------
U.S. Treasury Money Market Portfolio:
         Institutional Class                    none                 none                            0.15
         Class A                                none                 0.75                            0.15
         Institutional II Class                 none                 0.75                            none
----------------------------------------------- -------------------- ------------------------------- ------------------------------
U.S. Government Money Market Portfolio:
         Institutional Class                    none                 none                            0.15
         Class A                                none                 0.75                            0.15
         Institutional II Class                 none                 0.75                            none
----------------------------------------------- -------------------- ------------------------------- ------------------------------
Money Market Portfolio:
         Institutional Class                    none                 none                            0.15
         Class A                                none                 0.75                            0.15
         Class B                                deferred             0.75                            0.25
         Institutional II Class                 none                 0.75                            none
----------------------------------------------- -------------------- ------------------------------- ------------------------------
PA Tax-Free Money Market Portfolio:
         Institutional Class                    none                 none                            0.25
         Class A                                none                 0.25                            0.15
         Institutional II Class                 none                 0.15                            0.20
----------------------------------------------- -------------------- ------------------------------- ------------------------------
Tax-Free Money Market Portfolio:
         Institutional Class                    none                 one                             0.15
         Class A                                none                 0.75                            0.15
         Institutional II Class                 none                 0.75                            none
----------------------------------------------- -------------------- ------------------------------- ------------------------------
Income Portfolio:
         Institutional Class                    none                 none                            0.15
         Class A                                front-end            0.75                            0.15
         Class B                                deferred             0.75                            0.15
----------------------------------------------- -------------------- ------------------------------- ------------------------------
Balanced Portfolio
(formerly Growth and Income Portfolio):
         Institutional Class                    none                 none                            0.15
         Class A                                front-end            0.75                            0.15
         Class B                                deferred             0.75                            0.15
----------------------------------------------- -------------------- ------------------------------- ------------------------------
Capital Growth Portfolio:
         Institutional Class                    none                 none                            0.15
         Class A                                front-end            0.75                            0.15
         Class B                                deferred             0.75                            0.15
----------------------------------------------- -------------------- ------------------------------- ------------------------------
Small-Cap Equity Portfolio
(formerly Special Equity Portfolio):
         Institutional Class                    none                 none                            0.15
         Class A                                front-end            0.75                            0.15
         Class B                                deferred             0.75                            0.15
         Class C                                deferred             1.00                            None
----------------------------------------------- -------------------- ------------------------------- ------------------------------
Maryland Tax-Free Portfolio:
         Institutional Class                    none                 none                            0.15
         Class A                                front-end            0.75                            0.15
----------------------------------------------- -------------------- ------------------------------- ------------------------------
Blue Chip Equity Portfolio:
         Institutional Class                    none                 none                            0.15
         Class A                                front-end            0.75                            0.15
         Class B                                deferred             0.75                            0.15
----------------------------------------------- -------------------- ------------------------------- ------------------------------
Short-Term Treasury Portfolio:
         Institutional Class                    none                 none                            0.15
         Class A                                front-end            0.75                            0.15
----------------------------------------------- -------------------- ------------------------------- ------------------------------

                                      -A1-




----------------------------------------------- -------------------- ------------------------------- ------------------------------
                                                                              DISTRIBUTION              SHAREHOLDER SERVICE FEE*
                   PORTFOLIO/CLASS                     SALES                      FEE*               (AS A % OF AVERAGE NET ASSETS)
                                                      CHARGE         (AS A % OF AVERAGE NET ASSETS)
----------------------------------------------- -------------------- ------------------------------- ------------------------------
Intermediate Fixed Income Portfolio:
         Institutional Class                    none                 none                            0.15
         Class A                                front-end            0.75                            0.15
----------------------------------------------- -------------------- ------------------------------- ------------------------------
Pennsylvania Tax-Free Portfolio:
         Institutional Class                    none                 none                            0.15
         Class A                                front-end            0.75                            0.15
         Institutional II Class                 none                 0.75                            none
----------------------------------------------- -------------------- ------------------------------- ------------------------------
Equity Income Portfolio:
         Institutional Class                    none                 none                            0.15
         Class A                                front-end            0.75                            0.15
----------------------------------------------- -------------------- ------------------------------- ------------------------------
Mid-Cap Equity Portfolio:
         Institutional Class                    none                 none                            0.15
         Class A                                front-end            0.75                            0.15
----------------------------------------------- -------------------- ------------------------------- ------------------------------
Equity Index Portfolio:
         Institutional Class                    none                 none                            0.15
         Class A                                front-end            0.75                            0.15
----------------------------------------------- -------------------- ------------------------------- ------------------------------
Value Equity Portfolio:
         Institutional Class                    none                 none                            0.15
         Class A                                front-end            0.75                            0.15
         Class B                                deferred             0.75                            0.15
----------------------------------------------- -------------------- ------------------------------- ------------------------------
U.S. Government Bond Portfolio:
         Institutional Class                    none                 none                            0.15
         Class A                                front-end            0.75                            0.15
----------------------------------------------- -------------------- ------------------------------- ------------------------------
Short-Term Bond Portfolio:
         Institutional Class                    none                 none                            0.15
         Class A                                front-end            0.75                            0.15
----------------------------------------------- -------------------- ------------------------------- ------------------------------
International Equity Portfolio:
         Institutional Class                    none                 none                            0.15
         Class A                                front-end            0.75                            0.15
----------------------------------------------- -------------------- ------------------------------- ------------------------------
Prime Cash Management Portfolio:
         Corporate Class                        none                 none                            none
         Corporate II Class                     none                 0.25                            none
         Corporate III Class                    none                 0.40                            none
----------------------------------------------- -------------------- ------------------------------- ------------------------------
U.S. Government Cash Management Portfolio:
         Corporate II Class                     none                 0.25                            none
         Corporate III Class                    none                 0.40                            none
----------------------------------------------- -------------------- ------------------------------- ------------------------------
U.S. Treasury Cash Management Portfolio:
         Corporate II Class                     none                 0.25                            none
         Corporate III Class                    none                 0.40                            none
----------------------------------------------- -------------------- ------------------------------- ------------------------------
Tax-Free Cash Management Portfolio:
         Corporate III Class                    none                 0.40                            none
----------------------------------------------- -------------------- ------------------------------- ------------------------------
Emerging Markets Portfolio:
         Institutional Class                    none                 none                            0.15
         Class A                                front-end            0.40                            0.15
----------------------------------------------- -------------------- ------------------------------- ------------------------------

                                      -A2-




----------------------------------------------- -------------------- ------------------------------- ------------------------------
                                                                              DISTRIBUTION              SHAREHOLDER SERVICE FEE*
                   PORTFOLIO/CLASS                     SALES                      FEE*               (AS A % OF AVERAGE NET ASSETS)
                                                      CHARGE         (AS A % OF AVERAGE NET ASSETS)
----------------------------------------------- -------------------- ------------------------------- ------------------------------
Social Issues Intermediate Fixed Income
Portfolio:
         Institutional Class                    none                 none                            0.15
----------------------------------------------- -------------------- ------------------------------- ------------------------------
Social Issues Blue Chip Portfolio:
         Institutional Class                    none                 none                            0.15
----------------------------------------------- -------------------- ------------------------------- ------------------------------
Social Issues Capital Growth Portfolio:
         Institutional Class                    none                 none                            0.15
----------------------------------------------- -------------------- ------------------------------- ------------------------------
Social Issues Small-Cap Equity Portfolio:
         Institutional Class                    none                 none                            0.15
----------------------------------------------- -------------------- ------------------------------- ------------------------------
Conservative Strategy Portfolio
         Class A                                front-end            none                            none
----------------------------------------------- -------------------- ------------------------------- ------------------------------
Moderate Strategy Portfolio
         Class A                                front-end            none                            none
----------------------------------------------- -------------------- ------------------------------- ------------------------------
Aggressive Strategy Portfolio
         Class A                                front-end            none                            none
----------------------------------------------- -------------------- ------------------------------- ------------------------------

* The fees stated above are the contractual fees stated in the various Distribution and Shareholder Services Plans (the "Plan") adopted for the Class A, Class B, Class C, Institutional Class, Institutional II Class, Corporate Class, Corporate II Class and Corporate III Class shares and approved by the Board of Trustees. From time to time, the Board sets the rates to be paid pursuant to the Plans, which may be lower than the maximum authorized under the Plans.


                                      -A3-